EXHIBIT 32.1

                         EARTHWORKS ENTERTAINMENT, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Peter Keefe, President, Chief Executive Officer, ("principal executive officer") of Earthworks Entertainment, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB/A (Amendment No. 1) for the period ended September 30, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a){15(d)} of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: October 21, 2005                         /s/ PETER KEEFE
                                                ---------------------
                                                Peter Keefe
                                                President, Chief Executive
                                                Officer